PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sigma Designs, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sigma Designs, Inc.
1778 McCarthy Blvd.
Milpitas, California 95035
(408) 262-9003

May 26, 2010

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Sigma Designs, Inc. that will be held on July 9, 2010, at 2:00 p.m., Pacific Daylight Time, at the Company’s principal executive offices at 1778 McCarthy Blvd., Milpitas, California 95035.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

It is important that you use this opportunity to take part in the meeting by voting on the business to come before this meeting. After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, submit the proxy via telephone or the Internet, or otherwise comply with the instructions provided by your broker or nominee to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SUBMIT THE PROXY BY MAIL, TELEPHONE OR INTERNET OR ATTEND THE ANNUAL MEETING IN PERSON. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.

A copy of the Company’s 2010 Annual Report to Shareholders is also enclosed for your information.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

/s/ Thinh Q. Tran

Thinh Q. Tran
President and Chief Executive Officer

SIGMA DESIGNS, INC.

Notice of Annual Meeting of Shareholders
to be held July 9, 2010

May 26, 2010

To the Shareholders of Sigma Designs, Inc.:

The Annual Meeting of Shareholders of Sigma Designs, Inc., a California corporation (the “Company”), will be held at the Company’s principal executive offices at 1778 McCarthy Blvd., Milpitas, California 95035, on July 9, 2010, at 2:00 p.m., Pacific Daylight Time, for the following purposes:

1.	To elect four directors;

2.	To approve our 2010 Employee Stock Purchase Plan;

3.	To ratify the appointment of Armanino McKenna LLP as the Company’s independent registered public accounting firm for fiscal year 2011; and

4.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

Shareholders of record as of the close of business on May 14, 2010 are entitled to notice of, and to vote at, the Annual Meeting and any postponement(s) or adjournment(s) thereof.

It is important that your shares be represented at this meeting.  Even if you plan to attend the meeting, we hope that you will vote as soon as possible.  Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person.  Please review the instructions on page ii of the attached Proxy Statement regarding your voting options.

By Order of the Board of Directors

/s/ Thomas E. Gay III

Thomas E. Gay III
Secretary

IMPORTANT: Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on July 9, 2010
The Proxy Statement, along with the proxy card, and 2010 Annual Report to Shareholders are available on the Company’s website at www.sigmadesigns.com/proxy

Sigma Designs, Inc.
1778 McCarthy Blvd.
Milpitas, California  95035
(408) 262-9003

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is being mailed to holders of common stock, no par value per share (the “Common Stock”) of Sigma Designs, Inc., a California corporation (“Sigma” or the “Company”) in connection with the solicitation of proxies by Sigma’s Board of Directors for use at Sigma’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2010 at 2:00 p.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of Sigma at 1778 McCarthy Blvd., Milpitas, California 95035.  Sigma’s telephone number at that location is (408) 262-9003.

These proxy solicitation materials, which include this proxy statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy card, are being mailed on or about June 4, 2010 to all shareholders entitled to vote at the Annual Meeting, together with the Company’s 2010 Annual Report to Shareholders.  The Company’s 2010 Annual Report to Shareholders contains a copy of the Company’s 2010 Annual Report on Form 10-K, which contains financial statements and financial statement schedules required to be filed for the fiscal year ended January 30, 2010.  Sigma will provide copies of exhibits to the Annual Report on Form 10-K at no charge to any requesting shareholder upon the request of the shareholder made in writing to Sigma at the following address: Investor Relations, Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, California 95035.  This request must include a representation by the shareholder that as of May 14, 2010, the shareholder was entitled to vote at the Annual Meeting.

Record Date and Share Ownership

Shareholders of record at the close of business on May 14, 2010 (which we will refer to as the “Record Date” throughout this Proxy Statement) are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof.  As of the Record Date, 31,107,489 shares of Common Stock were issued and outstanding.

Shareholder Information

If you share an address with another shareholder, you may receive only one set of proxy materials (including our Annual Report on Form 10-K and proxy statement) unless you have previously provided contrary instructions.  If you wish to receive a separate set of proxy materials, please request the additional copies by contacting us at Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, California 95035, Attention: Investor Relations, or by contacting our Investor Relations Department at (646) 259-2999.  Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may contact us at the address or telephone number above to request that only a single copy of these materials be delivered to your address in the future.

i

IMPORTANT

PLEASE MARK, SIGN AND DATE THE PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE, OR VOTE BY TELEPHONE OR OVER THE INTERNET, SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did you provide me this Proxy Statement?

We provided you this Proxy Statement and the proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting of Shareholders.  The Annual Meeting will be held at the principal executive offices of Sigma at 1778 McCarthy Blvd., Milpitas, California 95035 on July 9, 2010, at 2:00 p.m. This Proxy Statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign, and return the enclosed proxy card in accordance with the instructions contained on the proxy card. If you hold shares of record as a registered shareholder, you can simplify your voting process and save Sigma expense by voting via telephone at 1-866-540-5760 or through the Internet at  http://www.proxyvoting.com/sigm  twenty-four hours a day, seven days a week. Telephone and Internet voting are available until 11:59 p.m. Eastern Time the day prior to the Annual Meeting. More information regarding telephone and Internet voting is given on the proxy card. If you hold shares through a bank or brokerage firm, the bank or brokerage firm will provide you with separate instructions on a form you will receive from them. Many such firms make telephone or Internet voting available, but the specific processes available will depend on those firms’ individual arrangements.

Q:	Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on May 14, 2010, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were 31,107,489 shares of Common Stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If at the close of business on the record date, your shares were registered directly in your name with our transfer agent, BNY Mellon Shareholder Services, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or other nominee

If at the close of business on the record date, your shares were not issued directly in your name, but rather were held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares that are held in “street name” by your broker, banker or other nominee and these proxy materials are being forwarded to you by your broker, bank or agent. The broker, bank or other nominee holding your shares in that account is considered to be the stockholder of record for purposes of voting at the annual meeting.

As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or agent.

If you hold your shares in an account at a brokerage firm, bank or other nominee, it is important that you provide necessary instructions to the brokerage firm, bank or other nominee that holds your shares.  You should receive a voting instruction card and voting instructions with these proxy materials from the organization that holds your shares rather than from us.  Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request instructions.  Without instructions from you, your brokerage firm, bank or other nominee may not be authorized to vote on your behalf on certain matters scheduled for a vote at the Annual Meeting.

Q:	How many votes do I have?

On each matter to be voted on, you have one vote for each share of common stock you owned as of the close of business on May 14, 2010, the record date for the Annual Meeting.  However, with respect to voting in the election of directors, you are entitled to cumulate your votes, which is described in more detail below.

Q:	Can I cumulate my votes?

Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled, or distribute such shareholder’s votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four candidates.  However, no shareholder shall be entitled to cumulate votes for a particular candidate unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder’s votes.  On all other matters, each share has one vote.

Q:	What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the record date are represented by shareholders present at the meeting or by proxy. At the close of business on the record date, there were 31,107,489 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 15,553,745 shares must be represented by shareholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

Q:	What is a broker non-vote?

The term broker non-vote refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange, such as the ratification of our independent registered public accounting firm.  Non-routine items include the vote for the election of directors and the proposal for the adoption of our 2010 Employee Stock Purchase Plan.

If you hold your shares in “street name” or through a broker it is important that you give your broker your voting instructions.

Q:	How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For” and “Withhold” votes with respect to the election of directors and, with respect to the proposals other than the election of directors, “For” and “Against” votes, abstentions and broker non-votes.

If your shares are held by your broker, bank or other nominee as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other nominee to vote your shares. If you do not give instructions, then your broker, bank or agent may vote your shares with respect to routine items, but not with respect to non-routine items.

Q:	What if I submit a proxy card but do not make specific choices?

If you submit a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of the four nominees for director, “For” the 2010 Employee Stock Purchase Plan and “For” the ratification of the appointment Armanino McKenna LLP as our independent registered public accounting firm for fiscal 2011. If any other matter is properly presented at the meeting, then one of the individuals named on your proxy card as your proxy will vote your shares using his best judgment.

Q:	How many votes are needed to approve each proposal?

•
For the election of directors, the four nominees receiving the most “For” votes (among the votes properly cast in person or by proxy) will be elected as directors to serve until the next annual meeting of shareholders and/or until their successors are duly elected and qualified.  The election of directors is a matter on which a broker or other nominee is generally not empowered to vote using discretion; and therefore, abstentions and broker non-votes may exist with respect to the election of directors.  However, because the four nominees receiving the most “For” votes (among the votes properly cast in person or by proxy) will be elected as directors to serve until the next annual meeting of shareholders and/or until their successors are duly elected and qualified, abstentions and broker non-votes will have no effect on the outcome of the election of candidates for director.  Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board of Directors or for such lesser number of nominees as may be prescribed by the Board of Directors. Votes cast for the election of any nominee who has become unavailable will be disregarded.

•
To be approved, the 2010 Employee Stock Purchase Plan (Proposal Two) requires a vote that satisfies two criteria: (i) the affirmative vote must constitute a majority of the voting power present or represented by proxy and voting, and (ii) the affirmative vote must constitute a majority of the voting power required to constitute the quorum. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast. However, abstentions and broker non-votes will affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the voting power required to constitute a quorum. Proposal Two is a matter on which a broker or other nominee is generally not empowered to vote using discretion; and therefore, abstentions and broker non-votes may exist with respect to this proposal.  Accordingly, we urge you to provide any necessary voting instructions to your broker or nominee if you hold your shares in street name in order for your votes to be considered for this proposal.

•
To be approved, the ratification of the appointment Armanino McKenna LLP as our independent registered public accounting firm for fiscal 2011 also requires a vote that satisfies two criteria: (i) the affirmative vote must constitute a majority of the voting power present or represented by proxy  and  voting, and (ii) the affirmative vote must constitute a majority of the voting power required to constitute the quorum. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast. However, abstentions and broker non-votes will affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the voting power required to constitute a quorum. The ratification of the appointment of the independent registered public accounting firm for fiscal 2011 is a matter on which a broker or other nominee is generally empowered to vote; and therefore, no broker non-votes are expected to exist with respect to this proposal.

Q:	What are the Board of Directors’ recommendations?

Our Board of Directors recommends that you vote:

•	“FOR” election of each of the nominated directors;

•	“FOR” the adoption of our 2010 Employee Stock Purchase Plan; and

•	“FOR” ratification of the appointment Armanino McKenna LLP as our independent registered public accounting firm for fiscal 2011.

No business other than the items set forth above is expected to come before the Annual Meeting.

Q:	May I revoke my proxy?

Yes.  You may change your vote after you submit your proxy at anytime before the applicable vote at the Annual Meeting by following the procedures below.  If you are a shareholder of record, you may revoke your proxy in any one of three ways:

•	you may deliver a written notice of revocation to our Secretary at 1778 McCarthy Blvd., Milpitas, California 95035;

•	you may submit another properly completed proxy bearing a later date; or

•	you may attend the Annual Meeting and vote in person.

If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by them if you wish to change your vote.

Q:	How are proxies solicited?

Our employees, officers and directors may solicit proxies.  We will bear the cost of soliciting proxies and may also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.  We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners.  Our costs for such services, if retained, will not be material.

Q:	What if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in  each account  to ensure that all of your shares will be voted.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Annual Meeting, voting or your ownership of our Common Stock, please call us at (646) 259-2999 or send an e-mail to ir@sdesigns.com .

v

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, proposes the election of four directors of the Company to serve until the next annual meeting of shareholders or thereafter until their successors are duly elected and qualified.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of whom are presently directors of Sigma.  If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.  The number of authorized directors is currently fixed at four.

Names of the nominees, and certain biographical information as of May 1, 2010, are set forth below:

Name	Age	Position(s) with the Company
Thinh Q. Tran	56	President, Chief Executive Officer and Director
William J. Almon (1)(2)(3)	77	Director
Julien Nguyen (1)(2)(3)	53	Director
Lung C. Tsai (1)(2)(3)	62	Director
______________________
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Mr. Tran, one of our founders, has served as our President and Chief Executive Officer and as Chairman of our Board of Directors since February 1982.  Prior to joining us, Mr. Tran was employed by Amdahl Corporation and Trilogy Systems Corporation, both of which were involved in the IBM-compatible mainframe computer market.  Our board of directors has concluded that Mr. Tran should serve on our board based on his industry experience and deep knowledge of our company gained from his position as our President and Chief Executive Officer, which position he has held for over 25 years.

Mr. Almon has served as one of our directors since April 1994.  Mr. Almon served as the President, Chief Executive Officer and Chairman of the Board of Grandis, Inc., a solid-state memory company, from May 2002 to June 2006.  Prior to that, Mr. Almon was Managing Director of Netfish Technology from 1999 to May 2001 when it was acquired by Iona Technologies PLC.  He was Chairman of the Board of Internet Image, an internet software company, from January 1999 to December 1999, when it merged with Intraware, Inc.  In May 1994, Mr. Almon founded and served as Chairman of the Board and Chief Executive Officer of StorMedia, Inc., a manufacturer of thin film disks.  From December 1989 until February 1993, Mr. Almon served as President and Chief Operating Officer of Conner Peripherals, Inc., a manufacturer of computer disk drives and storage management devices.  Mr. Almon retired from IBM in 1987 after 30 years of service, most recently as Vice President Low End Storage.  Mr. Almon also currently serves as Chairman of the Board of Futek Furnace Inc. and Rollbase Inc., and serves on the Board of Directors of CBC High School.  Our board of directors has concluded that Mr. Almon should serve on our board based on his extensive experience with technology companies in both a management and investor capacity as well as his accounting and financial literacy.

Mr. Nguyen has served as one of our directors since May 2000.  Since March 2005, Mr. Nguyen has served as the Managing Partner of Concept Ventures, an early stage venture capital fund.  In May 2001, Mr. Nguyen founded Applied Materials Ventures, a corporate venture fund, and served as its Managing Partner until March 2005.  In January 1999, Mr. Nguyen co-founded Ezlogin, a developer of personalization infrastructure tools for internet sites and wireless carriers and served as its Chairman from January 1999 to June 2000.  From June 1996 to September 1998, Mr. Nguyen founded Novita Communications and served as its Chief Executive Officer.  Novita, a Java-based communications software company, was acquired by PlanetWeb in 1998.  From February 1995 to October 1996, Mr. Nguyen served as our Co-Chairman and Chief Technical Officer.  From August 1993 until January 1995, he served as our Vice President, Engineering and Chief Technical Officer.  From May 1992 until October 1993, Mr. Nguyen was President and Chief Executive of E-Motions, which was acquired by Sigma in 1993.  Prior to founding E-Motions, Mr. Nguyen worked at Radius Inc. as Director of Product Development.  Our board of directors has concluded that Mr. Nguyen should serve on our board based on his experience with technology companies in both a management and investor capacity.

Mr. Tsai has served as one of our directors since June 2003.  He is one of the co-founders of MechanicNet Group, Inc., a software company serving the automotive aftermarket industry, and has served as its Chairman and Chief Executive Officer since 1999.  Prior to MechanicNet Group, Inc., Mr. Tsai co-founded Internet Image, a Java solutions company for online software deployment and served as its Chief Executive Officer from 1993 until its acquisition by Intraware, Inc. in 1999.  Previously, Mr. Tsai co-founded and served as Vice President of Operations and Vice President of Sales & Marketing for Destiny Technology Corp., a laser printer controller firmware development company from 1987 to 1993.  Prior to Destiny Technology Corp, Mr. Tsai served as Vice President of System Development for Mellon Bank and Bank of America.  Our board of directors has concluded that Mr. Tsai should serve on our board based on his financial and business expertise, including a diversified background of managing and directing technology companies and finance companies.

There are no family relationships among any of our directors and executive officers.

Vote Required

The four nominees for director receiving the highest number of affirmative votes will be elected as directors.  Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

The Board of Directors recommends a vote FOR the election of the nominees set forth above as directors of Sigma.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that each of Messrs. Almon, Nguyen and Tsai is an “independent director” within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market.

Board Leadership

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company and its shareholders to make that determination based on the position and direction of the Company and the members of the Board.  The Board has determined that having the Company’s Chief Executive Officer serve as Chairman is in the best interest of the Company’s shareholders at this time.  This structure makes the best use of the Chief Executive’s extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.

The Board has appointed William Almon to serve as the lead director of the Board.  The Board believes it is in the best interest of the Company’s shareholders to have an independent director serve as the lead director of the Board to ensure a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in establishing Board priorities and procedures.  The primary responsibilities of the lead director include presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors, and serving as a liaison between the Chairman of the Board and the independent directors.  The lead director also has the authority to call meetings of the Board and meetings of the independent directors of the Board.

Board of Directors - Risk Oversight

Companies face a variety of risks, including credit risk, liquidity risk and operational risk.  For a detailed discussion of these risks, we encourage you to review our Annual Report on Form 10-K for the fiscal year ended January 30, 2010.  The Board believes an effective risk management system will timely identify the material risks that the Company faces, communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and integrate risk management into the Company’s decision-making.

The Board retains the ultimate oversight over the Company’s risk management.  The Board has designated the Audit Committee to take the active lead in overseeing company-wide risk management, and the Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors.  The Board has designated the Compensation Committee to take the lead in overseeing a risk assessment of the Company’s compensation policies and practices to ensure that the Company’s compensation policies and practices do not motivate imprudent risk taking.  The Nominating and Corporate Governance Committee is responsible for periodically evaluating the Company’s risk management process and system in light of the nature of the material risks the Company faces and the adequacy of the Company’s policies and procedures designed to address risk, and recommending to the Board any changes deemed appropriate by the Nominating and Corporate Governance Committee.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.  The Board also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

Board Meetings

The Board of Directors held 14 meetings during fiscal 2010 and took action by unanimous written consent on one occasion.  Each director attended all of the meetings held by the Board of Directors and of the committees on which such director served during fiscal 2010.

Committees of the Board of Directors

The Board of Directors has appointed a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee.  The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of the NASDAQ Stock Market and Securities and Exchange Commission rules.  The Board has approved a charter for each of these committees that can be found on our website at http://www.sigmadesigns.com under the “Corporate - Governance” heading.  The following table summarizes the Company’s committee membership:

Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee
William J. Almon	William J. Almon*	William J. Almon
Julien Nguyen	Julien Nguyen	Julien Nguyen*
Lung C. Tsai*	Lung C. Tsai	Lung C. Tsai
_________________________
* Chairman

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Messrs. Almon, Nguyen and Tsai.  We believe that the composition of our Nominating and Corporate Governance Committee meets the criteria for independence under, and the functioning of our Nominating and Corporate Governance Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002, the NASDAQ Stock Market and Securities and Exchange Commission rules and regulations.  The Nominating and Corporate Governance Committee is responsible for overseeing matters of corporate governance and for the development of general criteria regarding the qualifications and selection of members of the Board of Directors and recommending candidates for election to the Board of Directors.  The Nominating and Corporate Governance Committee will consider recommendations of candidates for the Board of Directors submitted by shareholders of the Company.  The Nominating and Corporate Governance Committee is also responsible for periodically evaluating the Company’s risk management process and system in light of the nature of the material risks the Company faces and the adequacy of the Company’s policies and procedures designed to address risk, and recommending to the Board any changes deemed appropriate by the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee held one meeting in fiscal 2010.  For more information, see “Director Nominations” below.

Audit Committee

The Audit Committee currently consists of Messrs. Almon, Nguyen and Tsai, each of whom is a non-management member of our Board of Directors.  Mr. Almon is our audit committee financial expert as currently defined under Securities and Exchange Commission rules.  The Audit Committee’s primary functions, among others, are to approve the selection, compensation, evaluation and replacement of, and oversee the work of, our independent registered public accounting firm, pre-approve all fees and terms of audit and non-audit engagements of such auditors, including the audit engagement letter, review Sigma’s accounting policies and its systems of internal accounting controls, and oversee company-wide risk management.  We believe that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002, the current rules of the NASDAQ Stock Market and Securities and Exchange Commission rules and regulations.  The Audit Committee held 10 meetings in fiscal 2010.

Compensation Committee

The current members of the Compensation Committee are Messrs. Almon, Nguyen and Tsai, each of whom is a non-management member of our Board of Directors.  We believe that the composition of our Compensation Committee meets the criteria for independence under, and the functioning of our Compensation Committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002, the current rules of the NASDAQ Stock Market and Securities and Exchange Commission rules and regulations.  The Compensation Committee’s primary functions, among others, are to review and make recommendations to the Board of Directors concerning our executive compensation policy, including establishing salaries, incentives and other forms of compensation for the Company’s executive officers, and to oversee a risk assessment of the Company’s compensation policies and practices.  The Compensation Committee held five meetings in fiscal 2010.  Additional information concerning the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation is set forth under the heading “Compensation Discussion and Analysis” on page 15.

Compensation Programs and Risk

The Company has conducted a risk assessment of the Company’s compensation policies and practices and concluded that the Company’s policies and practices do not promote imprudent or excessive risk taking.  This risk assessment was led by our Chief Executive Officer and Chief Financial Officer with oversight of the assessment conducted by our Compensation Committee.  Our Compensation Committee reported the findings of this assessment to our board of directors.  In this regard, we note that:

•	the Company does not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value;

•
the Company does not have a long-term cash incentive bonus program in place, which could, if applicable, dictate behavior toward the achievement of certain performance metrics at the expense of long-term Company value;

•	the Company’s compensation programs, including its standard five-year vesting schedule for option awards, are weighted towards offering long-term incentives that reward sustainable performance; and

•
the amount of compensation that the Company actually pays is at a reasonable and sustainable level, as determined by a review of the Company’s economic position and prospects, as well as the compensation offered by comparable companies.

Based on this assessment, the Company concluded that it has a balanced compensation program that does not promote imprudent or excessive risk taking.

Fiscal 2010 Director Compensation

The following chart shows the compensation paid to each non-employee director for their service in fiscal 2010:

Director	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
William J. Almon	$40,000	$87,761	$127,761
Julien Nguyen	$40,000	$87,761	$127,761
Lung C. Tsai	$40,000	$87,761	$127,761

__________________

(1)
The amounts listed under “Fees Earned or Paid in Cash” is based on actual payments made to our non-employee directors, which consisted of the standard board retainer fee of $40,000 per year (paid quarterly).

(2)
Amounts in this column represent the aggregate grant date fair value of stock option awards granted during fiscal 2010 calculated in accordance with FASB ASC Topic 718 using the Black-Scholes option pricing model which utilizes certain assumptions outlined in the footnotes to the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the year ended January 30, 2010.

(3)	As of January 30, 2010, our non-employee directors held options to purchase the following aggregate number of shares of our Common Stock: Mr. Almon: 20,000, Mr. Nguyen: 29,500, and Mr. Tsai: 40,000.

Each of our non-employee directors receives an annual cash retainer fee of $40,000 for services as a director.  This cash retainer is paid on a quarterly basis in equal installments.  Pursuant to the terms of our 2003 Director Stock Option Plan (the “2003 Director Plan”), in fiscal 2010, our non-employee directors were also automatically granted options to purchase 5,000 shares on June 1, 2009, each at an exercise price of $15.32 per share, the closing per share price of our common stock as quoted on the NASDAQ Global Market on the date of grant.  Under the terms of our 2003 Director Plan, each non-employee director was automatically granted an option to purchase 5,000 shares of our Common Stock on June 1st of each year.  To be eligible for this grant, a non-employee director must have served on the Board for at least six months as of June 1 of that year and have remained a member of the Board of Directors on June 1st.  The term of these automatic director grants is ten years and they are exercisable only while the non-employee director remains a director of the Company.  The exercise price per share must be 100% of the fair market value per share on the date of grant of the option.  The option becomes fully exercisable upon the first anniversary from its date of grant.  In addition, each non-employee director received an option to purchase another 5,000 shares on June 1, 2009 under our 2001 Stock Plan with an exercise price of $15.32 per share, which was the closing per share price of our common stock as quoted on the NASDAQ Global Market on the date of grant.  The option term is ten years and shall be exercisable only while the non-employee director remains a director of the Company.  These options granted to our non-employee directors under our 2001 Stock Plan become fully exercisable upon the first anniversary from the date of grant.

On June 9, 2009, our Board of Directors approved our 2009 Stock Incentive Plan (the “2009 Plan”), which was subsequently approved by our shareholders at our 2009 annual meeting of shareholders.  As a result of the adoption of our 2009 Plan, our Board determined not to make any additional awards under the 2003 Director Plan or our 2001 Stock Plan.  As a result, the automatic grant described above under our 2003 Director Plan will no longer occur.  The 2009 Plan provides for an automatic annual option grant to each non-employee director who has been serving on the Board for at least six months.  On the first business day following the conclusion of each regular annual meeting of our shareholders, commencing with the annual meeting occurring after the effective date of the 2009 Plan, each such non-employee director will receive an option to purchase 10,000 shares of our common stock.  Each annual option grant vests on the first anniversary of the date of grant. or immediately prior to the next regular annual meeting of shareholders following the date of grant if the annual meeting occurs prior to the first anniversary date.  Each of these options becomes fully vested on a change in control of the Company.  The exercise price of the automatic grants under our 2009 Plan will be equal to 100% of the fair market value of a share of our common stock on the date of grant.

The 2009 Plan also provides for an initial automatic grant of options to non-employee directors upon first joining the Board.  Each non-employee director who first joins the Board after the effective date of the 2009 Plan and was not previously an employee will receive an option to purchase 40,000 shares of our common stock on the date of election or appointment to the Board.  This initial option will vest as to 25% of the shares on the first anniversary of the date of grant.  The balance of the shares will vest monthly over a three-year period beginning on the day which is one month after the first anniversary of the date of grant.  This option becomes fully vested on a change in control of the company.  Our current directors would not be eligible for this initial option grant as they are incumbent directors on the Board.

Our directors do not receive any additional cash compensation for services on the committees of the board, nor do they receive additional cash compensation for attendance at meetings.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for, among other things, determining the criteria for membership to the Board of Directors and recommending candidates for election to the Board of Directors.

The Nominating and Corporate Governance Committee regularly reviews the composition and size of the Board of Directors and makes recommendations to the Board of Directors.  The Nominating and Corporate Governance Committee also oversees an annual evaluation of the performance of the Board of Directors as a whole and evaluates the performance of individual members of the Board of Directors.

In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and considers (1) the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board of Directors, (2) such factors as issues of character, judgment, expertise, business experience, length of service, independence, other commitments and the like, and (3) such other factors as the Nominating and Corporate Governance Committee may consider appropriate.  Although we have no formal diversity policy for board members, the Board and the Nominating and Corporate Governance Committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees.  While the Nominating and Corporate Governance Committee has not established specific minimum qualifications for Director candidates, the Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of directors who (A) are predominantly independent, (B) are of high integrity, (C) have broad, business-related knowledge and experience at the policy-making level in business or technology, including their understanding of the digital media processing industry and the Company’s business in particular, (D) have qualifications that will increase overall Board of Directors effectiveness and (E) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.  In evaluating and identifying candidates, the Nominating and Corporate Governance Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.  After completing its review and evaluation of director candidates, the Nominating and Corporate Governance Committee selects, or recommends to the full Board of Directors for selection, the director nominees.

With regard to candidates who are properly recommended by shareholders or by other means, the Nominating and Corporate Governance Committee will review the qualifications of any such candidate, which review may, in the Nominating and Corporate Governance Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Nominating and Corporate Governance Committee deems necessary or proper.

The Nominating and Corporate Governance Committee recommended all of the nominees for election included in this Proxy Statement.  All of the nominees are current members of the Board of Directors standing for re-election as directors.

It is the policy of the Nominating and Corporate Governance Committee to consider recommendations for candidates to the Board of Directors from shareholders.  A shareholder who wishes to suggest a prospective nominee for the Board of Directors should notify the Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the shareholder considers appropriate.  In addition, the Company’s Bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting of Shareholders.  In order to nominate a candidate for director, a shareholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s Bylaws.  To be timely, the Company’s Bylaws provide that the Company must have received the shareholder’s notice not later than the close of business on the 90th  day nor earlier than the close of business on the 120th day prior to the annual meeting from the prior year; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty days from the one-year anniversary of the date of the previous year’s meeting, notice by the shareholder to be timely must be so received not later than the close of business on the later of 120 days in advance of such meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made.  Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that section.

Shareholder nominations must be made in accordance with the procedures outlined in, and include the information required by, the Company’s Bylaws and must be addressed to:

Secretary
Sigma Designs, Inc.
1778 McCarthy Blvd.
Milpitas, California 95035

You can obtain a copy of the full text of the Bylaw provision by writing to the Company’s Secretary at the above address.

Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to:

Board of Directors
Sigma Designs, Inc.
1778 McCarthy Blvd.
Milpitas, California 95035

You must include your name and address in the written communication and indicate whether you are a shareholder of the Company.  The communication will be directed to the Company’s Chief Financial Officer, who will log the date of receipt of a communication as well as the identity of the correspondent in the Company’s shareholder communications log.  Our Chief Financial Officer will review and summarize the communication for the Board of Directors in a timely manner.  The summary will be in the form of a memo, which will become part of the Company’s shareholder communications log.  All members of the Board of Directors have access to the shareholder communications log.  Our Chief Financial Officer will then forward the original shareholder communication along with the memo to each director (or the lead committee member, if the communication is addressed to a committee) for review.  If the communication is addressed to the Board of Directors, the Chairman of the Audit Committee will, on behalf of the Board of Directors, facilitate review of and, if appropriate, direct a response to the communication.  If the communication is addressed to the members of one of our committees,  the lead committee member will facilitate such review and appropriate response.  Communications relating to accounting, internal controls or auditing matters will be handled in accordance with the Company’s “Complaint Procedures for Accounting and Auditing Matters.”  The Company will retain all shareholder communications, the shareholder communications log and all related documentation as required under applicable law.

Attendance at Annual Shareholder Meetings by the Board of Directors

The Company has a policy of encouraging, but not requiring, directors to attend the Company’s Annual Meeting of Shareholders.  All of our directors attended the 2009 Annual Meeting of Shareholders.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, which is applicable to our directors, officers and employees.  The Code of Business Ethics and Conduct is available on the Company’s website at http://www.sigmadesigns.com—“Corporate”—“Governance”.  The Company will disclose any amendment to the Code or waiver of a provision of the Code applicable to an officer or director in accordance with applicable law, including the name of the officer to whom the waiver was granted, on the Company’s website at http://www.sigmadesigns.com—“Corporate”—“Governance”.

Certain Relationships and Related Transactions

It is the Company’s policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company.  This policy is included in the Company’s Code of Business Conduct and Ethics.  The Company conducts a review of all related party transactions for potential conflict of interest situations on an ongoing basis.  The Company’s Audit Committee must approve any waiver of the Code of Business Conduct and Ethics for Senior Executives, including related party transactions.  All waivers to the Code of Business Conduct and Ethics must be approved by the Company’s Board of Directors or a committee of the Board of Directors responsible for corporate governance.

PROPOSAL 2

APPROVAL OF 2010 EMPLOYEE STOCK PURCHASE PLAN

You are being asked to approve a new Sigma Designs 2010 Employee Stock Purchase Plan (the “ESPP”). The Board has adopted the ESPP, subject to shareholder approval at the annual meeting. Our current 2001 Employee Stock Purchase Plan (the “Existing ESPP”) will expire on April 3, 2011.  If the shareholders approve the ESPP, it will replace the Existing ESPP as of January 1, 2011, or such other date as may be approved by the Board, and no further offerings will then be granted under the Existing ESPP.  The ESPP will not be effective without shareholder approval.  The Board has determined that it is in the best interests of Sigma and its shareholders to have an employee stock purchase plan and is asking you to approve the ESPP.

Under the ESPP, shares of Sigma’s Common Stock will be available for purchase by eligible employees who elect to participate in the ESPP.  Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of Sigma’s Common Stock during periodic offering periods.

Summary of the ESPP

The following is a summary of the principal features of the ESPP and its operation. The summary is qualified in its entirety by reference to the ESPP as set forth in Annex A.

 General

The ESPP was adopted by the Board in May 2010, subject to approval by our shareholders at the annual meeting. The purpose of the ESPP is to provide a means by which employees of Sigma and its designated subsidiaries may be given an opportunity to purchase Sigma Common Stock.  The Board believes that the ESPP will help Sigma retain and motivate eligible employees and help further align the interest of eligible employees with those of Sigma’s shareholders.

Shares Available for Issuance

If our shareholders approve this proposal, a total of 2,500,000 shares will be reserved for issuance under the ESPP.  These shares represent approximately 8.0% of Sigma’s total outstanding Common Stock as of May 1, 2010.  Sigma currently anticipates that these shares will be sufficient for purposes of administering the ESPP for the next seven years.

Administration

The ESPP will be administered by the Board or a committee of the Board (in either case, the “Administrator”). The Administrator has full power and authority, subject to the provision of the ESPP, to promulgate such rules and regulations as it deems necessary for the proper administration of the ESPP, and to take all actions in connection with or related to this authority as it deems necessary or advisable. Subject to the provisions of the ESPP, every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

Eligibility

Unless the Administrator provides otherwise (consistent with the terms of the ESPP and Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”)), employees of Sigma and its designated subsidiaries whose customary employment is for more than five months per calendar year and for more than 20 hours per week will be eligible to participate in the ESPP. However, employees of Sigma and its designated subsidiaries will not be able to participate in the ESPP if participation is prohibited by the law of any country that has jurisdiction over such employees.  In addition, an employee will not be eligible to participate in the ESPP to the extent that, (i) immediately after an employee’s election to purchase shares, such employee would own 5% or more of the total combined voting power of all classes of Sigma’s capital stock or the capital stock of any Sigma parent or subsidiary, or (ii) his or her rights to purchase stock under all of Sigma’s employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such right to purchase shares is granted) for each calendar year in which such rights are outstanding at any time, as determined in accordance with Code Section 423 and the regulations thereunder. Subject to the limits in the previous sentence, the maximum aggregate number of shares available that a participant may purchase during an offering period shall be subject to a limitation determined by the Administrator with respect to such offering period.

Offerings

The ESPP is implemented by offerings of rights to eligible employees. Each offering will be in such form and will contain such terms and conditions as the Administrator will deem appropriate, subject to compliance with Code Section 423(b).  All employees granted rights under an offering will have the same rights and privileges. The provisions of separate offerings need not be identical. Prior to the commencement of each offering, the Administrator shall specify the period during which the offering shall be effective and may include one more successive purchase periods within a single offering.  The Administrator shall also specify the maximum number of shares that may be purchased during the offering, and the purchase dates and purchase price for shares of stock which may be purchased during the offering.  The first day of an offering period is referred to as the “offering date.”

 An eligible employee may become a participant in the ESPP by delivering an enrollment form and filing it in accordance with procedures established by Sigma. An enrollment form will authorize participant contributions, generally in the form of payroll deductions unless otherwise determined by the Administrator, which may not exceed 15% or be less than 1% of a participant’s compensation (as defined in the ESPP) during the offering.  During an offering, a participant may not increase the rate of payroll withholding, but unless otherwise provided by the terms of the offering, may decrease the rate of payroll withholding to a percentage not less than 1% of the participant’s compensation.    The Administrator may limit the nature and/or number of payroll withholding changes that a participant can make during an offering period.

On the offering date, each participant is granted a right to purchase shares. An offering may include one or more successive purchase periods. The right expires at the end of the offering, or potentially earlier in connection with an employee’s termination (described below), but generally is exercised on the last day on which Sigma Common Stock is actively traded during the purchase period (the “purchase date”). The Administrator may change the duration of offering and purchase periods under the ESPP but in no event may any such period exceed 27 months.

 Purchase Price

Unless and until the Administrator determines otherwise, the purchase price for shares is 85% of the lower of 1) the closing price of a share of Sigma Common Stock on the last trading day preceding the offering date or 2) the fair market value of a share of Sigma Common Stock on the purchase  date, whichever is lower.

 Payment of Purchase Price; Contributions

On each purchase date, each participant’s accumulated payroll deductions (or other contributions) will be applied to the purchase of whole shares of Sigma Common Stock, up to the maximum number of shares permitted under the ESPP and the terms of the offering. A participant may make contributions under the ESPP only by payroll deductions, unless the Administrator, in its sole discretion, permits participants to contribute amounts through cash, check or other means specified in the offering.

 Withdrawal

Generally, a participant may withdraw from an offering by delivering a withdrawal notice in such form or manner as Sigma provides. The participant will receive his or her accumulated contributions from the offering promptly after the effective date of his or her withdrawal in cash, without interest. Once a participant withdraws from a particular offering, the participant must re-enroll in the ESPP in order to participate in future offerings under the ESPP.

Termination of Employment

Rights granted under the ESPP terminate immediately upon cessation of a participant’s employment with Sigma and any designated subsidiary of Sigma for any reason. Once a participant’s employment is terminated, Sigma will distribute to such terminated employee all of his or her accumulated contributions under the offering in cash, without interest.

Adjustments upon Changes in Capitalization or Corporate Reorganizations

Changes in Capitalization.  In the event of any change in the number of issued shares of Sigma Common Stock (or issuance of shares other than Sigma Common Stock) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of shares of Sigma Common Stock, the issuance of warrants or other rights to purchase shares of Sigma Common Stock or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Sigma Common Stock, other securities or other property) such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, then the Administrator will proportionately adjust the maximum number of shares of Common Stock offered under the ESPP, the maximum number of shares purchasable per participant and in the aggregate on a purchase date, and the purchase price of shares currently in effect under any outstanding right to purchase shares.

Corporate Reorganization.  In the event of a merger, consolidation or sale of substantially all of Sigma’s assets, then the surviving corporation or its parent or subsidiary may assume outstanding rights under the ESPP or substitute similar rights. If no surviving corporation assumes outstanding rights or substitutes similar rights, the offering period then in progress shall terminate immediately prior to the effective time of the merger, consolidation or sale of substantially all of Sigma’s assets and shares of Sigma Common Stock shall be purchased in accordance with the terms of the ESPP.

Amendment and Termination of the ESPP

The Administrator may, at any time and for any reason, amend, suspend or terminate the ESPP or any part of the ESPP. If the ESPP is terminated, the Administrator may elect to terminate all outstanding offering periods either immediately or upon completion of the purchase of shares on the next purchase date (which may be sooner than originally scheduled, if determined by the Administrator), or may elect to permit offering periods to expire in accordance with their terms (and subject to any adjustments described above). If an offering period is terminated prior to expiration, all amounts credited to a participant’s account that were not used to purchase shares will be returned to the participant (without interest) as soon as administratively practicable.

Participation in Plan Benefits

Participation in the ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions or other contributions. Accordingly, future purchases under the ESPP are not determinable. Non-employee directors are not eligible to participate in the ESPP. No purchases have been made under the ESPP since its adoption by the Board.   For illustrative purposes, none of our executive officers or directors purchased shares under the Existing ESPP in fiscal 2010 and a total of 207,809 shares were purchased by employees who are not executive officers under the Existing ESPP in fiscal 2010.

Certain U.S. Federal Income Tax Information

The following brief summary of the effect of U.S. federal income taxation upon the participant and Sigma with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or non-U.S. jurisdiction in which the participant may reside.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than 2 years from the first day of the applicable offering and 1 year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) the excess of the fair market value of a share on the offering date that the right was granted over the purchase price for the right. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. Sigma generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Recommendation of the Board of Directors

The Board unanimously recommends voting “FOR” the approval of the Sigma Designs 2010 Employee Stock Purchase Plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of three directors, each of whom qualifies as “independent” under the current listing requirements of the NASDAQ Stock Market.  The current members of the Audit Committee are William J. Almon, Julien Nguyen and Lung C. Tsai.  The Audit Committee acts pursuant to a written charter.

In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States and on management’s assessment of and the effectiveness of the Company’s internal control over financial reporting.  It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended January 30, 2010.  The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.  In addition, the Audit Committee has received the written disclosures from the independent registered public accounting firm required by the Rule 3526, “Communication with Audit Committee Concerning Independence”, of the Public Company Accounting Oversight Board, has discussed with the independent registered public accounting firm, Armanino McKenna LLP, the independence of that firm, and has considered whether the provision of non-audit services was compatible with maintaining the independence of that firm.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 30, 2010.

Audit Committee
William J. Almon, Chairman
Julien Nguyen
Lung C. Tsai

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF THE EXCHANGE ACT, EXCEPT TO THE EXTENT SIGMA SPECIFICALLY INCORPORATES BY REFERENCE INTO SUCH FILING.

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Armanino McKenna LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2011.  Representatives of Armanino McKenna LLP are expected to be present at the Company’s Annual Meeting.  They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Ratification of Appointment of Armanino McKenna LLP

Ratification will require the affirmative vote of a majority of the shares present and entitled to vote.  Shareholder ratification of the selection of Armanino McKenna LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise.  However, the Board of Directors is submitting the selection of Armanino McKenna LLP to the shareholders for ratification as a matter of corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” ratification of Armanino McKenna LLP as the Company’s independent registered public accounting firm.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the fees billed for services rendered by Armanino McKenna LLP for each of our last two fiscal years.

	2010	2009
Audit fees (1)	$1,372,000	$1,766,000
Tax fees (2)	$191,000	$402,000
Total	$1,563,000	$2,168,000
___________________
(1)
Audit fees represent fees for professional services provided in connection with their audit of the Company’s consolidated financial statements, their audit of the effectiveness of internal control over financial reporting, reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and related statutory and regulatory filings.

(2)	Tax fees represent fees for professional services related to tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

The Company’s Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the Company’s independent registered public accounting firm.  In connection with these responsibilities, the Company’s Audit Committee adopted a policy for pre-approving the services and associated fees of the Company’s independent registered public accounting firm.  Under this policy, the Audit Committee must pre-approve all audit and audit related services.  All of the services in fiscal 2009 and 2010 were pre-approved by the Audit Committee.  The policy also mandates that no engagements of the Company’s independent registered public accounting firm for non-audit services may be entered into without the express approval of the Audit Committee.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section contains a discussion and analysis of how, and the reasons why, we compensate our Chief Executive Officer, Chief Financial Officer and our top three highest paid other executive officers as of January 30, 2010, who we refer to collectively as our named executive officers.  In this section, we discuss our executive officer compensation philosophy and objectives, the process under which our executive officer compensation is determined and the elements of our executive compensation program, including a discussion of our compensation decisions for fiscal 2010 and 2011.

The Compensation Committee of our Board of Directors, which we refer to as the Committee in this section, administers the compensation program for our named executive officers, with the assistance of our Chief Executive Officer and an independent compensation consultant.

Our Executive Compensation Philosophy and Objectives

We are engaged in a dynamic and competitive industry and currently face a very challenging economic environment.  Our success depends upon our talented employees and the leadership provided by our named executive officers is a key factor in our success.  The Committee has designed our executive compensation program to achieve the following objectives:

•
Attract and retain highly qualified talent.  We compete for talented executives with leading technology companies worldwide along with both technology start-ups and established businesses.  Our compensation programs allow us to attract and retain dynamic, experienced people who are motivated by the challenges and opportunities of growing our business.

•	Align the interests of our executives with stockholders. We believe our programs should reward our executive officers for contributions to increase our shareholder value.

•
Manage resources efficiently.  Employee compensation is a significant expense for us.  We strive to manage our compensation programs to balance our need to reward and retain executives with preserving stockholder value.

Components of Compensation

In an effort to meet these objectives, our executive compensation program consists of the following components:

•
Base salary.  The Committee believes that base salary should provide executives with a predictable income sufficient to attract and retain strong talent in a competitive marketplace.  We generally set executive base salaries at levels that we believe enable us to hire and retain individuals in a competitive environment.

•
Equity Awards.  The Committee believes that long-term equity incentives, such as stock options that vest over a period of time, focus executives on increasing long-term shareholder value and are key retention devices for executives through use of multi-year vesting periods.

•
Discretionary Cash Bonus Awards.  The Committee has historically awarded cash bonuses on occasion in recognition of strong company performance or to reward significant individual contributions.  Historically, the Committee has retained the discretion to determine individual cash bonus awards after the completion of a fiscal year.

•	General Benefits. We provide generally competitive benefits packages, such as medical, life and disability insurance, to our executives on the same terms as our other employees.

The Committee views these components of executive compensation as related, but does not believe that compensation should be derived entirely from one component, or that significant compensation from one component should necessarily reduce compensation from other components.  The Committee has not adopted a formal or informal policy for allocating compensation between long-term and current compensation or between cash and non-cash compensation.

Our Process of Establishing Executive Compensation

Our executive compensation program is administered by the Committee with the assistance of our Chief Executive Officer.  In fiscal 2009, the Committee retained an independent compensation consultant, Compensation Resources, Inc., or CRI, to assist with the compensation-determination process for all executive officers, including our Chief Executive Officer, and to conduct a comparative study of our executive compensation.  CRI worked with the Committee to gather and analyze third-party data about our peer companies’ compensation.  In fiscal 2010, the Committee consulted with CRI during the Committee’s review of executive compensation.

The Committee typically reviews our executive officers’ compensation on an annual basis.  The Committee has historically met to review compensation for our Chief Executive Officer at the beginning of each fiscal year and again as part of its typical review of compensation of all our executive officers toward the end of the fiscal year.  In light of the critical functions and leadership role of our Chief Executive Officer, who is our founder and has served as our Chief Executive Officer since our inception over 25 years ago, the Committee believes our Chief Executive Officer should be our mostly highly compensated officer and has typically reviewed his compensation twice a year to ensure we are providing a competitive compensation package consistent with our overall business performance.  In connection with its review of the compensation of our Chief Executive Officer that occurs at the start of a fiscal year, the Committee reviews our prior year performance, our Chief Executive Officer’s contributions to that performance and other relevant factors, such as compensation paid to chief executive officers of our peer companies.

In making its compensation decisions in fiscal 2010, the Committee engaged in a multi-faceted review process.  At the outset, the Committee consulted with CRI on our executives’ base salaries, total cash compensation (base salary plus cash bonuses), long-term incentive compensation (the three-year average of all equity-based awards) and total compensation (total cash compensation, long-term incentive compensation plus all other compensation).  In light of the general economic conditions, the Committee determined it was not necessary to perform an updated comprehensive study, but rather used its judgment in applying the market information derived from the fiscal 2009 CRI study and additional input from CRI received in fiscal 2010.  The market assessment conducted in fiscal 2009 by CRI consisted of a review of compensation information from a select group of peer companies (identified below) and utilized information from the following surveys: (i) Radford Executive Survey 2008; (ii) 2008 Executive Comp Survey; (iii) 2008 Executive Assessor; (iv) 2008 Benchmark Database Executive Survey; (v) 2008 ChiPs Executive & Sr. Management Total Compensation Survey; and (vi) 2007-2008 Survey Report on Top Management Compensation.

The Committee, with the assistance of CRI, developed the list of peer companies based on companies meeting one or more of the following criteria: (i) industry group, a company that competes within the semiconductor and related devices industry; (ii) geographic location; (iii) annual revenue of between one-half to two times our annual revenue; and (iv) a number of employees comparable to our workforce.  Based on these criteria, the following forty-two companies were selected to form our peer group:

Actel Corp.	Advanced Energy Inds Inc.	Anadigics Inc.
Applied Micro Circuits Corp.	Asyst Technologies Inc.	Atheros Communications, Inc.
Atmi Inc.	Axcelis Technologies Inc.	Cabot Microelectronics Corp.
Cirrus Logic Inc.	Cohu Inc.	Diodes Inc.
DSP Group Inc.	Emcore Corp.	Formfactor Inc.
Hittie Microwave Corp.	Integrated Silicon Solution Inc.	Ixys Corp.
Lattice Semiconductor Corp.	Mattson Technology Inc.	Micrel Inc.
Microsemi Corp.	Mindspeed Technologies, Inc.	Monolithic Power Systems, Inc.
Photronics Inc.	PMC Sierra Inc.	Power Integrations Inc.
Rambus Inc.	Rudolph Technologies Inc.	Semitool Inc.
Semtech Corp.	Silicon Image Inc.	Silicon Laboratories Inc.
Silicon Storage Technology	SiRF Technology Holdings Inc.	Standard Microsystems Corp
Tessera Technologies Inc.	Trident Microsystems Inc.	Triquent Semiconductor Inc.
Ultra Clean Holdings Inc.	Veeco Instruments Inc.	Zoran Corp.

To determine a market consensus of the various compensation elements for a particular executive position, CRI used the average of various measures, including the mean and median of the information.  In general, the Committee has established general guidelines, which provide that executives’ base salaries should be within ten percentage points higher or lower than the market consensus, and total cash compensation, long-term incentive compensation and total compensation should be within twenty percentage points higher or lower than market consensus.  However, the Committee may approve compensation of individual executives above or below these general guidelines based upon the executive’s performance, position and experience, evaluation of total compensation, as well as external factors affecting our business and market generally.

In setting compensation levels for our executive officers, the Committee considers a number of factors other than the Committee’s general guidelines in making its decision, including the recommendations of our Chief Executive Officer, as described below, internal pay fairness, each executive’s scope of responsibility, domain expertise, business knowledge and significance to our corporate objectives among other factors, and uses the market data simply as a general reference point.

As part of its review process, the Committee also meets separately with our Chief Executive Officer to discuss executive compensation.  Our Chief Executive Officer reviews with the Committee the individual performance of each executive and the leadership demonstrated by the executive during the prior period.  Although there are no qualitative or quantitative measures established prior to an evaluation of an individual’s performance, the Committee reviews the contributions made by an officer to our overall business performance and the performance of the business department for which the officer is primarily responsible.  The type of contributions can vary depending on the officer and the business department.  Our Chief Executive Officer makes recommendations to the Committee for the base salary, cash bonus awards and equity awards for our executive officers, other than for himself.  These recommendations are not determinative but are taken into account by the Committee in making its compensation decisions.  Our Chief Executive Officer also provides the Committee a self-evaluation of his performance and contributions made to our overall performance.  In fiscal 2010, the Committee took into account this self-evaluation, but then the Committee made its decision for our chief executive officer’s compensation separately and without his participation.

Our Compensation Program Decisions

Base Salary

In February 2009, the Committee met to review the compensation of our Chief Executive Officer.  In connection with its review, the Committee reviewed our performance in fiscal 2009, our Chief Executive Officer’s contributions to that performance and other relevant factors, such as compensation paid to chief executive officers of our peer companies.  In light of the challenging economic environment in early fiscal 2010, the Committee determined to maintain the salary of our Chief Executive Office at its then current level.

In January 2010, the Committee performed its fiscal 2010 evaluation of compensation for all of our executive officers, including our Chief Executive Officer.  The Committee determined that no change was necessary to the base salary of any of our executive officers.  The Committee noted the difficult global economic environment in which Sigma was competing, and in particular the consumer market, and the fact that substantially all of Sigma’s workforce experienced a salary freeze during fiscal 2010 in light of these conditions.  As a result, the Committee determined not to increase the base salaries of any of our executive officers.  In making this determination to freeze the salary of our Chief Executive Officer, the Committee noted our Chief Executive Officer’s base salary was above our general guidelines for base salaries.  However, the Committee considered that a reduction on our Chief Executive Officer’s base salary was not necessary because his total compensation was within the Committee’s general guidelines.  In addition, the Committee views the base salary of our Chief Executive Officer differently than our other executive officers as a result of his critical role and leadership across all aspects of our business.  The Committee believes our Chief Executive Officer’s base salary reflects his unique contributions to our business.

Equity Awards

Our equity-based incentive program for the entire company, including executive officers, currently consists of stock option grants and our employee stock purchase program.  In determining the number of options to be granted to executive officers, the Committee takes into account the market data discussed above, internal pay fairness, the individual’s position and scope of responsibility, the vesting period (and thus, retention value) remaining on the executive’s existing options, the executive’s ability to affect profitability and stockholder value, the individual’s historic and recent job performance and the value of stock options in relation to other elements of total compensation.

In fiscal 2010, the Committee believed it was appropriate to place a heavier emphasis on long-term equity incentives on our executive officer compensation as opposed to cash compensation in light of the challenging economic environment that we experienced in fiscal 2010 and the likelihood that this environment would continue into fiscal 2011.  The Committee’s intent was to more closely align our stockholders’ interest to create long-term value with that of our executive officers through equity incentives.  Accordingly, and as discussed further below, the Committee awarded long-term equity incentives to our executive officers and did not award any cash bonuses or any increase in base salary in its annual review of our executive officer compensation in fiscal 2010.

In connection with the annual review of our executive officer compensation in fiscal 2010, the Committee granted stock options to our executive officers as outlined in the Fiscal 2010 Grants of Plan-Based Awards Table below that vest in accordance with our standard schedule, which provides for vesting over five years at the rate of twenty percent of the shares on the date that is one year after the vesting commencement date specified in the grants and 1/60th of the shares each month thereafter.  In February 2009, the Committee awarded an option grant to our Chief Executive Officer, which grant related to the fiscal 2009 annual performance review.  Because there were not enough shares available for grant at the time of the fiscal 2009 annual review, the Committee granted only half of the equity award it determined should be awarded to our Chief Executive Officer at that time in fiscal 2009 and granted the remaining portion of the award in February 2009 when sufficient shares were available for grant under our 2001 Plan.

Discretionary Cash Bonus Awards

The Committee, from time to time, may award discretionary cash bonuses to our executive officers.  The Committee has not historically adopted a cash incentive plan with specified performance criteria so that it could maintain flexibility to award cash bonuses when extraordinary company or individual performance or other special circumstances warrant such an award.

In connection with the annual evaluation of executive compensation that occurred in January 2010, the Committee determined not to award any discretionary cash bonuses to any of our executive officers, including our Chief Executive Officer.  The Committee did not award any discretionary cash bonuses primarily as a result of our performance in fiscal 2010 and the challenging general economic environment that we experienced in fiscal 2010.  In addition, the Committee was aware that these economic challenges that we experienced from a slowdown in the macroeconomic environment, generally, and the impact such a slowdown would have on our business, specifically, might continue in fiscal 2011.  The Committee did not feel it was appropriate to award our executives discretionary cash bonuses under those circumstances.  In addition, the Committee believed all of the executive officers’ total compensation, after taking into account the long-term incentive awards and other equity holdings, were within the Committee’s general guidelines for total compensation.

Vice President of Worldwide Sales

Effective April 19, 2010, Sal Cobar was appointed to serve as Sigma’s Vice President of Worldwide Sales.  Mr. Cobar’s initial annual base salary is $200,000 and he is eligible to receive a sales commission bonus with a target amount of $200,000, of which $100,000 is guaranteed.  To the extent sales exceed the target amount, Mr. Cobar’s bonus amount will be increased.  The Compensation Committee also approved a grant to Mr. Cobar of an option to purchase 80,000 shares of the Company’s Common Stock effective as of April 19, 2010.  The option’s exercise price is $11.74 per share which equals the fair market value of the Common Stock, or the closing price of the Company’s Common Stock on the Nasdaq National Market, on April 19, 2010.  The option will vest over five years, with twenty percent of the shares vesting on the first anniversary of Mr. Cobar’s appointment and 1/60th of the shares vesting each month thereafter.  The Compensation Committee believed that this was a competitive compensation package designed to attract Mr. Cobar to accept employment with Sigma.  In addition, the sales commission bonus structure combined with the equity option grant, which vests over five years, is designed to align Mr. Cobar’s performance with the interests of Sigma’s shareholders and to retain Mr. Cobar over an extended period of time.

General Benefits

In addition to the compensation opportunities we describe above, we also provide our executive officers and other employees benefits such as medical insurance, life and disability insurance and our 401(k) Savings/Retirement Plan, in each case on the same basis as other employees.

Section 162(m) Treatment Regarding Performance-Based Equity Awards

Section 162(m) of the Internal Revenue Code provides that public companies cannot deduct non-performance based compensation paid to certain named executive officers in excess of $1 million per year.  These officers include any employee who, as of the close of the taxable year, is the principal executive officer, and any employee whose total compensation for the taxable year is required to be reported to shareholders under the Securities Exchange Act of 1934 by reason of such employee being among the three highest compensated officers for that taxable year, other than the principal executive officer or the principal financial officer.  The Committee intends to preserve the deductibility of compensation payable to our executives, although deductibility will be only one of the many factors considered in determining appropriate levels or modes of compensation.

Fiscal 2010 Summary Compensation Table

The following table sets forth information regarding compensation earned during fiscal 2010, 2009 and 2008 by our Chief Executive Officer, Chief Financial Officer and our top three highest paid other executive officers as of January 30, 2010, who we refer to collectively as our “named executive officers.”  As of April 19, 2010, our executive officers consisted of Thinh Q. Tran, Thomas E. Gay III and Sal Cobar, who was appointed as our Vice President of Worldwide Sales effective April 19, 2010.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Thinh Q. Tran President and Chief Executive Officer	2010	550,000		—		1,466,075	7,306	(2)	2,023,381
	2009	547,500		—		3,298,104	23,021	(3)	3,868,625
	2008	420,538		100,000		7,569,268	21,583	(4)	8,111,389

Thomas E. Gay III Chief Financial Officer and Secretary	2010	265,000		—		146,515	8,272	(5)	419,787
	2009	258,827		—		199,503	8,256	(6)	466,586
	2008	165,385	(7)	25,000	(8)	2,199,528	433	(9)	2,390,346

David Lynch Vice President and General Manager of Media Processor Group	2010	190,349		—		—	200,205	(10)	390,554
	2009	180,945	(11)	—		1,430,945	48,138	(12)	1,660,028
	2008	—		—		—	—		—

Jacques Martinella Vice President, Engineering	2010	265,000		—		146,515	6,531	(13)	418,046
	2009	258,827		—		199,503	6,289	(14)	464,619
	2008	242,008		—		1,665,239	962	(9)	1,908,209

Kenneth Lowe Vice President, Strategic Marketing	2010	212,000		—		58,606	5,356	(15)	275,962
	2009	207,062		—		133,002	4,980	(16)	345,044
	2008	192,597		—		1,513,854	308	(9)	1,706,759

(1)
Amounts listed in this column represent the aggregate grant date fair value of option awards granted during the corresponding fiscal year, and calculated in accordance with FASB ASC Topic 718, rather than amounts paid to or realized by the named individual.  For the underlying assumptions used to calculate fair value, please refer to the footnotes to our consolidated financial statements in our Annual Report on Form 10-K for the corresponding fiscal year.  There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the grant date fair value.

(2)	Represent $5,500 paid for 401K match and $1,806 for group term life insurance
(3)
Represents $15,000 paid for annual retainer for services on the Board of Directors, $6,007 for 401K match and $2,014 for group term life insurance.  As of October 28, 2008, Mr. Tran was no longer paid additional compensation for serving on the board of directors.

(4)	Represents $20,000 paid for annual retainer for services on the Board of Directors and $1,583 for 401K match.
(5)	Represent $5,500 paid for 401K match and $2,772 for group term life insurance.
(6)	Represents $5,164 paid for 401K match and $3,092 for group term life insurance.
(7)	Mr. Gay joined us as our Chief Financial Officer on June 1, 2007.
(8)	Represents amount paid as sign-on bonus in connection with Mr. Gay’s acceptance of employment with us.
(9)	Represents amount paid as 401K match.
(10)	Represents $3,329 paid for Registered Retirement Savings Plan match and $196,876 for sales commission.
(11)	Mr. Lynch became our Senior Vice President of Sales and Marketing on September 1, 2008. On April 19, 2010, Mr. Lynch was appointed as our General Manager of the Media Processor Group.
(12)	Represents $3,947 paid for Registered Retirement Savings Plan match, $290 for group term life insurance, $888 for vacation payout and $43,013 for sales commission.
(13)	Represent $5,500 paid for 401K match and $1,031 for group term life insurance.
(14)	Represents $5,211 paid for 401K match and $1,078 for group term life insurance.
(15)	Represents $4,288 paid for 401K match and $1,068 for group term life insurance.
(16)	Represents $3,902 paid for 401K match and $1,078 for group term life insurance.

Fiscal 2010 Grants of Plan-Based Awards Table

The following table shows information regarding stock option awards we granted to the named executive officers during the fiscal year ended January 30, 2010.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Share)		Grant Date Fair Value of Stock and Option Awards (2)
Thinh Q. Tran President and Chief Executive Officer	1/26/2010 2/6/2009	150,000 87,500	$ $	10.59 11.09	$ $	879,090 586,985

Thomas E. Gay III Chief Financial Officer and Secretary	1/26/2010	25,000		$10.59		$146,515

David Lynch Vice President and General Manager of Media Processor Business Group	—	—		—		—

Jacques Martinella Vice President, Engineering	1/26/2010	25,000		$10.59		$146,515

Kenneth Lowe Vice President, Strategic Marketing	1/26/2010	10,000		$10.59		$58,606
_______________________

(1)
All options listed are exercisable as to 20% of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following four years. All options listed were granted under our 2009 Stock Incentive Plan, except for Mr. Tran’s grant on February 6, 2009 that was granted under our 2001 Stock Plan. The options have a term of ten years, subject to earlier termination in certain events relating to termination of employment.

(2)
The grant date fair value was determined under FASB ASC Topic 718.  Please refer to the footnotes to our consolidated financial statements in our 2010 Annual Report on Form 10-K for the underlying assumptions used to determine fair value.  There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense recognized by us.

Outstanding Equity Awards At Fiscal Year-End 2010

The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of January 30, 2010:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date (1)
Thinh Q. Tran	45,833		—		$3.50	5/31/2010
President and Chief Executive Officer	31,667		—		$1.25	11/7/2011
	40,986		—		$1.69	10/18/2012
	44,000		—		$3.40	2/20/2013
	20,000		—		$5.43	3/15/2010 (13)
	32,499	(3)	22,501	(3)	$9.89	(9)
	82,000	(4)	38,000	(4)	$11.06	8/25/2016
	100,000	(5)	—		$41.58	2/11/2018
	20,416	(6)	67,084	(6)	$10.87	11/3/2018
	—		87,500	(2)	$11.09	2/6/2019
	—		150,000	(12)	$10.59	1/26/2020

Thomas E. Gay, III	62,000	(7)	58,000	(7)	$28.63	6/1/2017
Chief Financial Officer	7,000	(6)	23,000	(6)	$10.87	11/3/2018
	—		25,000	(12)	$10.59	1/26/2020

David Lynch	23,333	(6)	76,667	(6)	$10.87	11/3/2018
Vice President and General Manager of Media Processor Business Group

Jacques Martinella	22,916		—		$3.50	5/31/2010
Vice President, Engineering	1,000		—		$1.69	10/18/2012
	8,332		—		$3.40	2/20/2013
	3,500		—		$5.43	3/15/2010 (13)
	6,500	(3)	4,500	(3)	$9.89	(10)
	20,499	(4)	9,501	(4)	$11.06	8/25/2016
	9,533	(8)	12,467	(8)	$45.83	11/5/2017 (13)
	7,000	(6)	23,000	(6)	$10.87	11/3/2018
	—		25,000	(12)	$10.59	1/26/2020

Kenneth Lowe	10,000		—		$3.50	5/31/2010
Vice President, Strategic Marketing	3,334		—		$5.43	3/15/2010
	5,416	(3)	3,751	(3)	$9.89	(11)
	17,082	(4)	7,918	(4)	$11.06	8/25/2016
	8,666	(8)	11,334	(8)	$45.83	11/5/2017 (13)
	4,666	(6)	15,334	(6)	$10.87	11/3/2018
	—		10,000	(12)	$10.59	1/26/2020
__________________
(1)	Except as otherwise noted, the options have a term of 10 years, subject to earlier termination in certain events relating to termination of employment.
(2)	Exercisable as to 20% of the shares on the first anniversary of 2/6/09, with the remaining shares vesting ratably each month thereafter over the following four years.
(3)	Exercisable as to 20% of the shares on the first anniversary of 10/28/05, with the remaining shares vesting ratably each month thereafter over the following four years.
(4)	Exercisable as to 20% of the shares on the first anniversary of 8/25/06, with the remaining shares vesting ratably each month thereafter over the following four years.
(5)	The option was fully vested and fully exercisable on the date of grant, February 11, 2008.

(6)	Exercisable as to 20% of the shares on the first anniversary of 11/3/08, with the remaining shares vesting ratably each month thereafter over the following four years.
(7)	Exercisable as to 20% of the shares on the first anniversary of 6/1/07, with the remaining shares vesting ratably each month thereafter over the following four years.
(8)	Exercisable as to 20% of the shares on the first anniversary of 11/5/07, with the remaining shares vesting ratably each month thereafter over the following four years.
(9)	30,000 shares underlying this option expire on 3/15/10. 25,000 shares underlying this option expire on 3/15/11.
(10)	6,000 shares underlying this option expire on 3/15/10. 5,000 shares underlying this option expire on 3/15/11.
(11)	5,000 shares underlying this option expire on 3/15/10. 4,167 shares underlying this option expire on 3/15/11.
(12)	Exercisable as to 20% of the shares on the first anniversary of 1/26/10, with the remaining shares vesting ratably each month thereafter over the following four years.
(13)	The options have a term of less than 10 years.

Fiscal 2010 Option Exercises and Stock Vested

The following table sets forth the number of shares acquired pursuant to the exercise of options by our named executive officers during fiscal 2010 and the aggregate dollar amount realized by our named executive officers upon exercise of the option:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Thinh Q. Tran	—	—
President and Chief Executive Officer

Thomas E. Gay III.	—	—
Chief Financial Officer and Secretary

David Lynch	—	—
Vice President and General Manager of Media Processor Business Group

Jacques Martinella	27,334	261,579
Vice President, Engineering

Kenneth Lowe	10,834	74,299
Vice President, Strategic Marketing
______________

(1)
The aggregate dollar value realized upon the exercise of an option represents the difference between the market price of the underlying shares on the date of exercise as measured by the closing price on the NASDAQ Global Market and the exercise price of the option, multiplied by the number of shares exercised.

Potential Payment upon Change of Control

Acceleration of Outstanding Option Awards

Our 2001 Stock Option Plan and 2009 Stock Incentive Plan provides that in the event of a merger or the sale of substantially all of our assets (a “Change of Control Event”), each option outstanding under the 2001 Stock Option Plan and 2009 Stock Incentive Plan that is not assumed or an equivalent option substituted by the successor corporation will fully vest and become exercisable.  The table below shows the number of options that would have vested immediately assuming a Change of Control Event occurred on January 30, 2010:

Name	Number of Options
Thinh Q. Tran	365,085
President and Chief Executive Officer

Thomas E. Gay, III	106,000
Chief Financial Officer

David Lynch	76,667
Vice President and General Manager of Media Processor Business Group

Jacques Martinella	74,468
Vice President, Engineering

Kenneth Lowe	48,337
Vice President of Strategic Marketing

Offer Letter with Kenneth Lowe

Pursuant to the terms of our offer letter with Kenneth Lowe, Mr. Lowe is entitled to receive his monthly base salary for a period of twelve weeks following his termination if he is terminated without cause.  The offer letter defines cause to mean termination for any of the following reasons:  (i) engaging in misconduct which is demonstrably injurious to us, (ii) conviction of a crime, (iii) an act of fraud or misappropriation of our property, (iv) a material breach of the offer letter or our proprietary rights agreement, or (v) serving as an employee or consultant for another person or entity during employment with us.  Termination without cause is defined as termination for any reason other than cause.  If Mr. Lowe had been terminated without cause on January 30, 2010, he would have been entitled to receive his gross salary of $8,154, minus any deductions, on a biweekly basis for six pay periods for a total of $48,924.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was at any time during fiscal 2010 one of our officers or employees.  None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Compensation Committee Report

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management.  Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this definitive proxy statement on Schedule 14A for our 2010 annual meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended January 30, 2010, each as filed with the Securities and Exchange Commission.

The foregoing report was submitted by the Compensation Committee of the Board of Directors and shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulation 14A promulgated by the Commission or Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

William J. Almon
Julien Nguyen
Lung C. Tsai

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of May 1, 2010, as to shares of Common Stock beneficially owned by:  (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers named under “Executive Compensation—Summary Compensation Table” (the “named executive officers”) and (iv) all directors and named executive officers of the Company as a group.  Ownership information is based upon information furnished by the respective individuals or entities, as the case may be.  Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, California 95035.  The percentage of Common Stock beneficially owned is based on 31,088,598 shares outstanding as of May 1, 2010.  In addition, shares issuable pursuant to options or other convertible securities which may be acquired within 60 days of May 1, 2010 are deemed to be issued and outstanding and have been treated as outstanding in calculating determining the beneficial ownership and percentage ownership of those persons possessing such interest, but not for any other individuals.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage Beneficially Owned

5% Shareholder
Royce & Associates, LLC (2)	3,202,460	10.3%
BlackRock, Inc. (3)	2,084,919	6.7%

Named Executive Officers, Directors and Nominees for Director
Thinh Q. Tran (4)	915,319	2.9%
Thomas E. Gay III (5)	82,500	*
David Lynch (6)	31,666	*
Jacques Martinella (7)	79,414	*
Kenneth Lowe (8)	38,332	*
William J. Almon (9)	108,297	*
Julien Nguyen (10)	29,500	*
Lung C. Tsai (11)	40,000	*
All directors and executive officers as a group (8 persons) (12)	1,325,028	4.2%
_____________________________
*	Represents less than 1% of our Common Stock.
(1)
The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)
Based on information contained in Amendment No. 2 to Schedule 13G which was filed by this stockholder pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended, on January 26, 2010.  The address of this stockholder is 745 Fifth Avenue, New York, NY 10151.  Various accounts managed by Royce & Associates, LLC, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares of the Company.  The interest of one account, Royce Low Priced Stock Fund, an investment company registered under the Investment Company Act of 1940 and managed by Royce & Associates, LLC, amounted to 2,045,558 shares, or 6.6%, of the total outstanding shares as of May 1, 2010.

(3)
Based on information contained in the Schedule 13G which was filed by this stockholder pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended, on January 29, 2010.  The address of the stockholder is 40 East 52nd Street, New York, NY 10022

(4)
Includes 374,693 shares issuable upon exercise of outstanding options which were exercisable at May 1, 2010 or within sixty (60) days thereafter; and 512,126 shares of Common Stock held by Thinh Q Tran’s family trust and 28,500 shares of Common Stock held by his three children’s trusts (9,500 shares each).  Mr. Tran disclaims beneficial ownership of Common Stock held by these trusts.

(5)	Includes 81,500 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2010 or within sixty (60) days thereafter.
(6)	Consists of 31,666 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2010 or within sixty (60) days thereafter.
(7)	Includes 55,698 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2010 or within sixty (60) days thereafter.
(8)	Includes 38,332 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2010 or within sixty (60) days thereafter.
(9)	Includes 20,000 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2010 or within sixty (60) days thereafter.
(10)	Includes 29,500 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2010 or within sixty (60) days thereafter.
(11)	Includes 40,000 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2010 or within sixty (60) days thereafter.
(12)	Includes 671,389 shares issuable upon the exercise of outstanding options held by eight officers and directors which were exercisable at May 1, 2010 or within sixty (60) days thereafter.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth required information for the Company’s equity compensation plans as of January 30, 2010:

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (1)
Plan Category	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	5,745,795	$11.96	2,717,313
Equity Compensation Plans not approved by security holders	—	—	—
Totals	5,745,795	$11.96	2,717,313
_________________________

(1)
The 2001 Employee Stock Purchase Plan contains a provision that automatically increases the number of shares reserved for issuance on the first day of the Company’s fiscal year of each succeeding year by the lesser of (i) 500,000 shares, (ii) 2% of our outstanding Common Stock on the first day of the fiscal year or (iii) the number of shares determined by the board of directors.  On January 31, 2010, the number of securities remaining available for future issuance under 2001 Employee Stock Purchase Plan increased by 200,000 shares.  If the shareholders approve the Company’s proposed 2010 Employee Stock Purchase Plan as described above under Proposal Two, then the 2001 Employee Stock Purchase Plan will terminate upon a date selected by the Board, which date will be prior to the first day of the Company’s next fiscal year.  As a result, if the shareholders approve the Company’s proposed 2010 Employee Stock Purchase Plan, no additional shares will be automatically added to those reserved for issuance under the 2001 Employee Stock Purchase Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2010.

SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by a shareholder at the Company’s 2011 Annual Meeting must be received by the Secretary of the Company no later than March 3, 2011 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.  Such shareholder must comply with the provisions of the Company’s Bylaws and the applicable rules of Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that section.

If a shareholder intends to submit a proposal at Sigma’s 2011 Annual Meeting which is not submitted in time to be eligible for inclusion in the proxy statement relating to that meeting, the shareholder must give timely written notice to the Secretary of Sigma at the principal executive officers of Sigma not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the annual meeting from the prior year; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the one year anniversary of the date of the previous year’s meeting, notice by the shareholder to be timely must be so received not later than the close of business on the later of 120 days in advance of such meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made. Such shareholder must also comply with any other applicable provisions of the Company’s Bylaws and applicable law.  If such a shareholder fails to comply with the foregoing notice provisions, the proposal may not be brought before the meeting.

ANNUAL REPORT

The Company will furnish without charge, upon written request of any person who was a shareholder or beneficial owner of Common Stock at the close of business on May 14, 2010, a copy of the Company’s Annual Report on Form 10-K, including the financial statements, the financial statement schedules, and all exhibits.  The written request should be sent to: Secretary, Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, California 95035.

Whether you intend to be present at the Annual Meeting or not, we urge you to vote by telephone, the Internet, or by signing and mailing the enclosed proxy promptly.

By order of the Board of Directors

/s/ Thinh Q. Tran

Thinh Q. Tran
President and Chief Executive Officer

May 26, 2010

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

SIGMA DESIGNS, INC.
INTERNET
http://www.proxyvoting.com/sigm
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760

Use any touch-tone telephone to vote your proxy.  Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

FOLD AND DETACH HERE

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Please mark your votes as indicated in this example	☒
	FOR ALL	WITHHOLD ALL	*EXCEPTIONS		FOR	AGAINST	ABSTAIN

1. Election of Directors:	☐	☐	☐	2.Approval of 2010 Employee Stock Purchase Plan.	☐	☐	☐
Nominees:
01 Thinh Q. Tran, 03 Julien Nguyen 02 William J. Almon, 04 Lung C. Tsai
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions				3.Ratification of the appointment of Armanino McKenna LLP as independent registered public accounting firm of Sigma Designs, Inc. for fiscal year 2011.	☐	☐	☐

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted “FOR” all of the director nominees listed above and “FOR” Proposals 2 and 3, and as said proxies deem advisable on such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 26, 2010, and Sigma Designs, Inc. Annual Report to Shareholders.

Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.

Mark Here for Address Change or Comments SEE REVERSE

Signature _______________________________ Signature ______________________________   Date __________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the availability of proxy materials for the stockholder meeting to be held July 9, 2010: The Proxy Statement and Annual Report are available at:  http://www.sigmadesigns.com/proxy

FOLD AND DETACH HERE

PROXY	PROXY

SIGMA DESIGNS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Sigma Designs, Inc., or Sigma, hereby appoints Thinh Q. Tran and Thomas E. Gay III and each of them, with power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all the shares of common stock of Sigma held of record by the undersigned on May 14, 2010, at the Annual Meeting of Shareholders of Sigma to be held on Friday, July 9, 2010 at 2:00 p.m., local time, at Sigma’s principal executive offices at 1778 McCarthy Blvd., Milpitas, California 95035, and any adjournments or postponements thereof.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
(Continued and to be marked, dated and signed, on the other side)

Annex A

SIGMA DESIGNS, INC.

EMPLOYEE STOCK PURCHASE PLAN

SECTION 7	Change In Employment Status.	5
(a)	Termination of Employment	5
(b)	Leave of Absence	6
(c)	Death	6
SECTION 8	Plan Accounts And Purchase Of Shares.	6
(a)	Plan Accounts	6
(b)	Purchase Price	6
(c)	Number of Shares Purchased	6
(d)	Available Shares Insufficient	6
(e)	Issuance of Stock.	7
(f)	Unused Cash Balances	7
(g)	Shareholder Approval	7
SECTION 9	Limitations On Stock Ownership.	7
(a)	Five Percent Limit	7
(b)	Dollar Limit	7
SECTION 10	Rights Not Transferable.	8
SECTION 11	No Rights As An Employee	8
SECTION 12	No Rights As A Shareholder.	8
SECTION 13	Securities Law Requirements.	8
SECTION 14	Stock Offered Under The Plan.	8
(a)	Authorized Shares	8
(b)	Antidilution Adjustments	8
(c)	Reorganizations	9
SECTION 15	Amendment Or Discontinuance.	9
SECTION 16	Execution.	10

SIGMA DESIGNS, INC.

EMPLOYEE STOCK PURCHASE PLAN

SECTION 1            Purpose Of The Plan.

The Plan was adopted by the Board on May 11, 2010, and subsequently approved by shareholders on [●], 2010 (the “Effective Date”).  The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions.  The Plan is intended to qualify under section 423 of the Code.

SECTION 2            Definitions.

(a)           “Board” means the Board of Directors of the Company, as constituted from time to time.

(b)           “Code” means the Internal Revenue Code of 1986, as amended.

(c)           “Committee” means a committee designated by the Board, as described in Section 3.

(d)           “Company” means Sigma Designs, Inc., a California corporation.

(e)           “Compensation” means the base salary and wages paid in cash to a Participant by a Participating Company, without reduction for any pre-tax contributions made by the Participant under sections 401(k) or 125 of the Code. “Compensation” shall exclude variable compensation (including bonuses, incentive compensation, commissions, overtime pay and shift premiums), all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(f)           “Corporate Reorganization” means:

(i)            The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

(ii)           The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(g)           “Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.

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(h)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)            “Fair Market Value” means the fair market value of a share of Stock, determined by the Committee as follows:

(i)            If Stock was traded on any established national securities exchange including the New York Stock Exchange or the Nasdaq Global Market on the date in question, then the Fair Market Value shall be equal to the closing price as quoted on such exchange (or the exchange with the greatest volume of trading in the Stock) on such date; or

(ii)           If the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

For any date that is not a Trading Day, the Fair Market Value of a share of Stock for such date shall be determined by using the closing sale price for the immediately preceding Trading Day.  Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company by the stock exchange.   Such determination shall be conclusive and binding on all persons.

(j)            “Offering” means the grant of options to purchase shares of Stock under the Plan to Eligible Employees.

(k)           “Offering Date” means the first day of an Offering.

(l)            “Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).

(m)          “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(b).

(n)           “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(o)           “Plan” means this Sigma Designs, Inc. Employee Stock Purchase Plan, as it may be amended from time to time.

(p)           “Plan Account” means the account established for each Participant pursuant to Section 8(a).

(q)           “Purchase Date” means one or more dates during an Offering on which shares of Stock may be purchased pursuant to the terms of the Offering.

(r)            “Purchase Period” means one or more successive periods during an Offering, beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.

2

(s)           “Purchase Price” means the price at which Participants may purchase shares of Stock under the Plan, as determined pursuant to Section 8(b).

(t)            “Stock” means the Common Stock of the Company.

(u)           “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(r)           “Trading Day” means a day on which the national stock exchange on which the Stock is traded is open for trading.

SECTION 3           Administration Of The Plan.

(a)           Committee Composition The Plan shall be administered by the Committee.  The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

(b)           Committee Responsibilities The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable.  Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held.  The Committee’s determinations under the Plan, unless otherwise determined by the Board, shall be final and binding on all persons.  The Company shall pay all expenses incurred in the administration of the Plan.  No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.  The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan, including sub plans which the Committee may establish (which need not qualify under Section 423 of the Code) for the purpose of (i) facilitating participation in the Plan by non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under Section 423 of the Code, or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub plans, at the Committee’s discretion, may provide for allocations of the authorized Shares reserved for issue under the Plan as set forth in Section 14(a)).  The rules of such sub plans may take precedence over other provisions of the Plan, with the exception of Section 14(a), but unless otherwise superseded by the terms of such sub plan, the provisions of the Plan shall govern the operation of such sub plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant options in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of options granted under the same Offering to employees resident in the United States, subject to compliance with Section 423 of the Code.  Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan.  In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.

3

SECTION 4           Enrollment And Participation.

(a)           Offering Periods While the Plan is in effect, the Committee may from time to time grant options to purchase shares of Stock pursuant to the Plan to Eligible Employees during a specified Offering Period.  Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and the requirements of Section 423 of the Code, including the requirement that all Eligible Employees have the same rights and privileges.   The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed 27 months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Stock which may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of shares purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Plan.   The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a share of Stock is equal to or less than the Fair Market Value of a share of Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date.  The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.

(b)           Enrollment Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Company.  The enrollment form shall be filed with the Company in accordance with such procedures as may be established by the Company.

(c)           Duration of Participation Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan under Section 6(a).  A Participant who withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above.  A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.  When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 5           Employee Contributions.

(a)           Frequency of Payroll Deductions A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions; provided, however, that to the extent  provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering.  Payroll deductions, subject to the provisions of Subsection (b) below or as otherwise provided by the Committee, shall occur on each payday during participation in the Plan.

4

(b)           Amount of Payroll Deductions An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock.  Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.  However, no payroll deduction will be made unless a Participant timely files the proper form with the Company after a registration statement covering the Stock is filed and effective under the Securities Act of 1933, as amended.

(c)           Changing Withholding Rate A Participant may not increase the rate of payroll withholding during the Offering Period, but unless otherwise provided under the terms and conditions of an Offering, may decrease the rate of payroll withholding to a whole percentage of his or her Compensation that is not less than 1% in accordance with such procedures and subject to such limitations as the Company may establish for all Participants.  A Participant may also increase or decrease the rate of payroll withholding effective for a new Offering Period by filing a new enrollment form with the Company at the prescribed location and time.  The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(d)           Discontinuing Payroll Deductions If a Participant wishes to discontinue employee contributions entirely, he or she may do so by withdrawing from the Plan pursuant to Section 6(a).  In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).

SECTION 6           Withdrawal From The Plan.

(a)           Withdrawal A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location.  Such withdrawal may be elected at any time before the last day of an Offering Period, except as otherwise provided in the Offering.  In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock.  As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest.  No partial withdrawals shall be permitted.

(b)           Re-enrollment After Withdrawal A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(b).  Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7            Change In Employment Status.

(a)           Termination of Employment Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a).  A transfer from one Participating Company to another shall not be treated as a termination of employment.

5

(b)           Leave of Absence For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing.  Employment, however, shall be deemed to terminate three months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work.  Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c)           Death In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to the Participant’s estate.

SECTION 8           Plan Accounts And Purchase Of Shares.

(a)           Plan Accounts The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account.  Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes.  No interest shall be credited to Plan Accounts.

(b)           Purchase Price The Purchase Price for each share of Stock purchased during an Offering Period shall not be less than the lesser of:

(i)           85% of the Fair Market Value of such share on the Purchase Date; or

(ii)           85% of the Fair Market Value of such share on the last Trading Day preceding the Offering Date.

(c)           Number of Shares Purchased As of each Purchase Date, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a).  The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than such number of shares of Stock as may be determined by the Committee with respect to the Offering Period, or Purchase Period, if applicable, nor more than the amounts of Stock set forth in Sections 9(b) and 14(a).  For each Offering Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of shares purchasable by all Participants in the aggregate.

(d)           Available Shares Insufficient In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 14(a), or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

6

(e)           Issuance of Stock.Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the applicable Purchase Date, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee.  Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(f)           Unused Cash Balances An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period or refunded to the Participant in cash, without interest, if his or her participation is not continued.  Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) or (d) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest.

(g)           Shareholder Approval The Plan shall be submitted to the shareholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s shareholders have approved the adoption of the Plan.

SECTION 9            Limitations On Stock Ownership.

(a)           Five Percent Limit Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company.  For purposes of this Subsection (a), the following rules shall apply:

(i)           Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

(ii)           Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii)           Each Participant shall be deemed to have the right to purchase up to the maximum number of shares of Stock that may be purchased by a Participant under this Plan under the individual limit specified pursuant to Section 8(c) with respect to each Offering Period.

(b)           Dollar Limit Any other provision of the Plan notwithstanding, no Participant shall accrue the right to purchase Stock at a rate which exceeds $25,000 of Fair Market Value of such Stock per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), determined in accordance with the provisions of section 423(b)(8) of the Code and applicable Treasury Regulations promulgated thereunder.

7

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined as of the beginning of the Offering Period in which such Stock is purchased.  Employee stock purchase plans not described in section 423 of the Code shall be disregarded.  If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10          Rights Not Transferable.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution.  If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11          No Rights As An Employee

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12          No Rights As A Shareholder.

A Participant shall have no rights as a shareholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.

SECTION 13          Securities Law Requirements.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 14          Stock Offered Under The Plan.

(a)           Authorized Shares The maximum aggregate number of shares of Stock available for purchase under the Plan is 2,500,000 shares.  The aggregate number of shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14.

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(b)           Antidilution Adjustments The aggregate number of shares of Stock offered under the Plan, the individual and aggregate Participant share limitations described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee in the event of any change in the number of issued shares of Stock (or issuance of shares other than Common Stock) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of shares of Stock, the issuance of warrants or other rights to purchase shares of Stock or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Stock, other securities or other property).

(c)           Reorganizations Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation.  The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 15          Amendment Or Discontinuance.

The Board (or any committee thereof to which it delegates such authority) shall have the right to amend, suspend or terminate the Plan at any time and without notice. Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board (or any committee thereof to which it delegates such authority) may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant.  Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the shareholders of the Company.  In addition, any other amendment of the Plan shall be subject to approval by a vote of the shareholders of the Company to the extent required by an applicable law or regulation. This Plan shall continue until the earlier to occur of (a) termination of this Plan pursuant to this Section 15 or (b) issuance of all of the shares of Stock reserved for issuance under this Plan.

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SECTION 16          Execution.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

SIGMA DESIGNS, INC.

By: ______________________________ Title: ______________________________ Date: ______________________________

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